Barclays 2015 Global Financial Services Conference September 17, 2015 Richard K. Davis Chairman, President and CEO Exhibit 99.1

U.S. BANCORP  |
Forward-looking Statements
and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening
of
credit,
a
reduction
of
business
activity,
and
increased
market
volatility.
Stress
in
the
commercial
real
estate
markets,
as
well
as
a
downturn
in
the
residential
real
estate
markets,
could
cause
credit
losses
and
deterioration
in
asset
values.
In
addition,
U.S.
Bancorp’s
business
and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting
policies
and
judgments;
and
management’s
ability
to
effectively
manage
credit
risk,
residual
value
risk,
market
risk,
operational
risk,
compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2014, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This
presentation
includes
non-GAAP
financial
measures
to
describe
U.S.
Bancorp’s
performance.
The
calculations
of
these
measures
are
provided
within
or
in
the
appendix
of
the
presentation.
These
disclosures
should
not
be
viewed
as
a
substitute
for
operating
results
determined
in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3 U.S. BANCORP | Agenda • Company Overview • Business Line Highlight: Payment Services • 3Q Update Long-term Goals

U.S. BANCORP  |
U.S. Bancorp 2Q15 Dimensions
Market value as of 9/15/15
NYSE Traded
USB
Founded
1863
Market Value
$74B
Branches
3,164
ATMs
5,020
Customers
18.5M
Assets
$419B
Deposits
$297B
Loans
$249B

U.S. BANCORP  |
Industry Position
Source: company reports, SNL and FactSet
Assets and deposits as of 6/30/15, market value as of 9/15/15
Assets
Market Value
Deposits
U.S.
U.S.
U.S.
Rank
Company
$ Billions
Rank
Company
$ Billions
Rank
Company
$ Billions
1
J.P. Morgan
2,450

1
J.P. Morgan
$1,287
1
Wells Fargo
$274
2
Bank of America
2,149
2
Wells Fargo
1,186
2
J.P. Morgan
235
3
Citigroup
1,827
3
Bank of America
1,150
3
Bank of America
171
4
Wells Fargo
1,721
4
Citigroup
908
4
Citigroup
157
5
U.S. Bancorp
419
5
U.S. Bancorp
297
5
U.S. Bancorp
74
6
PNC
354
6
PNC
240
6
PNC
47
7
BB&T
191
7
SunTrust
145
7
BB&T
27
8
SunTrust
189
8
BB&T
133
8
SunTrust
21
9
Fifth Third
142
9
Fifth Third
103
9
Fifth Third
16
10
Regions
122
10
Regions
97
10
Regions
13

U.S. BANCORP  |
Capital Management
Earnings Distribution
Target
27%
29%
31%
32%
32%
35%
42%
41%
38%
44%
0%
25%
50%
75%
100%
2012
2013
2014
1Q15
2Q15
Dividends
Share Repurchases
62%
70%
76%
71%
72%
•
Annual dividend increased from
$0.98 to $1.02 per share in 2Q15,
a 4.1% increase
•
Five-quarter authorization to
repurchase up to $3.0 billion of
outstanding stock effective
April 1, 2015
Capital Actions
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 -
40%
30 -
40%
30 -
40%
Payout Ratio

U.S. BANCORP  |
Industry Leading Returns 2Q15
Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
Return on Average Assets
1.46%
1.33%
1.18%
1.04%
1.03%
1.02%
1.01%
0.99%
0.95%
0.90%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
14.3%
12.7%
10.8%
9.7%
9.1%
8.7%
8.5%
8.2%
8.1%
6.7%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
53.2%
58.2%
60.3%
60.6%
62.3%
64.4%
65.6%
65.6%
65.9%
69.8%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Return on Average Common Equity
Efficiency Ratio

8 U.S. BANCORP | Profitability Drivers • Revenue Diversification • Best in Class Debt Ratings • Efficiency • Credit Quality

Profitability Drivers:  Revenue Diversification
Revenue Mix
By Business Line
Fee Income / Total Revenue
46%
45%
45%
45%
35%
40%
45%
50%
55%
2012
2013
2014
1H15
2015 YTD, taxable-equivalent basis
Business line revenue percentages exclude Treasury and Corporate Support
Consumer and
Small Business
Banking
42%
Payment Services
30%
Wealth Mgmt and
Securities Services
11%
Wholesale
Banking and
Commercial
Real Estate
17%
55%
45%

U.S. BANCORP  |

U.S. BANCORP  |
Profitability Drivers:  Best in Class Debt Rating
Debt ratings: holding company as of 9/15/15
USB is highest rated peer bank across all rating agencies
•
Funding advantage
•
Competitive advantages
–
Pricing
–
Flight-to-quality
–
Sales Force Confidence

U.S. BANCORP  |
Profitability Drivers:  Efficiency
•
USB efficiency ratio is best in class
•
Challenging revenue growth under current economic
conditions supports our continued and expanding
efficiency
efforts

Profitability Drivers:  Credit Quality
$ in millions
Net Charge-offs
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)
$349
$336
$308
$279
$296
0.58%
0.55%
0.50%
0.46%
0.48%
0.00%
0.75%
1.50%
2.25%
3.00%
0
130
260
390
520
2Q14
3Q14
4Q14
1Q15
2Q15
$1,943
$1,923
$1,808
$1,696
$1,577
0.80%
0.78%
0.73%
0.69%
0.63%
0.00%
0.75%
1.50%
2.25%
3.00%
0
700
1,400
2,100
2,800
2Q14
3Q14
4Q14
1Q15
2Q15

U.S. BANCORP  |

Profitability Drivers:  Credit Quality
$ in millions
Allowance to Loans
Allowance to NPAs
229%
230%
242%
257%
274%
0%
100%
200%
300%
400%
2Q14
3Q14
4Q14
1Q15
2Q15
Total Allowance for Credit Losses (Left Scale)
Allowance % of period-end loans (Right Scale)
Allowance to NPAs
4,449
4,414
4,375
4,351
4,326
1.82%
1.80%
1.77%
1.77%
1.74%
0.00%
1.00%
2.00%
3.00%
4.00%
$1,500
$2,500
$3,500
$4,500
$5,500
2Q14
3Q14
4Q14
1Q15
2Q15

U.S. BANCORP  |

U.S. BANCORP  |
Growth Drivers:  Loans
$ in billions
* Excluding the impact of the reclassification of approximately $3 billion of student loans to held for sale at the end of 1Q15
Average Balances
Year-Over-Year Growth
•
Retail:
Strengthening
•
Commercial:
Remains Solid
•
CRE:
Moderating
•
Shift in loan growth mix to consumer
positively impacts net interest margin
•
Expect total loan linked 3Q growth in
1 -
1.5% range
Key Points
12.4%
13.6%
15.5%
15.1%
11.0%
6.9%
6.1%
4.2%
6.5%
4.8%
10.5%
5.8%
2.2%
(0.3%)
(1.4%)
5.9%
4.9%
3.6%
2.4%
1.3%
2.3%
3.6%
3.6%
3.5%
(1.8%)
0
70
140
210
280
2Q14
3Q14
4Q14
1Q15
2Q15
2.5%
6.8%
6.3%
5.9%
5.1%
4.0%*
5.7%*
Covered
Commercial
CRE
Res Mtg
Retail
Credit Card

15 U.S. BANCORP | Agenda • Company Overview • Business Line Highlight: Payment Services • 3Q Update Long-term Goals

Leader in Payment Services
•
Fast growing, dynamic industry
•
Provides a full suite
of diversified
payment processing services to
consumers, small businesses,
corporations and merchants –
a unique position versus other banks
•
Expanding internationally in merchant
acquiring through continued investment
in partnerships and our international
merchant payment platform
•
Leading player in payments innovation
and emerging technologies including
enhanced security and authentication
Corporate
Payment
Systems
10%
Revenue Contribution
to USB
Payment Services
Revenue Mix
2015 YTD, taxable-equivalent basis
Business line revenue percentages exclude Treasury and Corporate Support
16
U.S. BANCORP  |
Retail Payment
Solutions
60%
Global
Merchant
Acquiring
30%
30%

U.S. BANCORP  |
Competitive Advantages
Payment Services
Full Suite of Payment Products and Services
Innovation and Technology Platforms
Breadth and Depth of Capabilities
Financial Institution Distribution
Visibility into Both Issuing and Acquiring
Trends, Technology & Opportunities for Scale
Relative Scale
Relative Position vs. Other Banks
Advantaged
Competitive

U.S. BANCORP  |
Advantage:  Diversification of
Product, Geography and Distribution
•
Distribution
–
3,164 U.S. Bank branches
–
Elan has over 1,500 financial
institution clients –
a unique
position vs other banks
–
Cobrand/affinity relationships with
more than 60 customers
–
Merchant acquiring in 19 countries
•
Product
–
Issuing Credit, Debit, Prepaid,
Corporate cards, Fleet, Payables,
and Aviation
–
Full suite of merchant solutions for
small business, travel, e-commerce,
and public sector

Key achievements
•
Fifteen “Firsts” in the Industry
•
Awards in seven of past eight years
•
Recognized Industry Leadership in
Mobile, Digital, and Payments
Innovation
•
Averaging two pilots per quarter
•
~50% move to commercialization
Why it matters
•
Key to winning marquee business
•
Among
first
to
offer
Apple
Pay
™,
Samsung
Pay™
and
Android
Pay™
•
Providing our customers with early to
market solutions
•
Ability to collaborate on industry
leading change (EMV, Tokenization,
Faster Payments)
Advantage: Payments Innovation

U.S. BANCORP  |

Relative Scale Matters
Ranking
Annual Volume
•
#5
U.S. credit card issuer
$64 billion
•
#5
U.S. debit card issuer
$58 billion
•
#3
U.S. corporate card issuer
$54 billion
•
#5
U.S. merchant acquirer
•
#4
European merchant acquirer
Source: The Nilson Report (Visa and MasterCard issuers)
$375 billion

U.S. BANCORP  |

21 U.S. BANCORP | Agenda • Company Overview • Business Line Highlight: Payment Services • 3Q Update Long-term Goals

U.S. BANCORP  |
3Q15 Student Loan Update
•
Disruption in the student loan securitization market occurred after the launch of the Company’s student loan sale
•
Company will return student loans to portfolio
•
A
negative
market
adjustment
of
($55
-
$60)
million
will
be
recognized in 3Q15 and is expected to accrete to income over the remaining life of the loans
     Student Loan Sale Timeline
April, 2015
July, 2015
July/August, 2015
August, 2015
Announced intent to
Launched bidding
Management intent to
sell Student Loans
process
Market Disruption
retain Student Loans

U.S. BANCORP  |
3Q15 Notable Events
•
Student Loan Market Adjustment
($55 -
$60) million
•
Elevated 3Q15 Expenses
($50 -
$60) million
(not expected to repeat in 4Q)
–
Mortgage-related compliance
–
Talent upgrade costs
•
VISA Gain
$120 -
$130 million
Total Impact
Relatively Neutral

U.S. BANCORP  |
3Q15 Linked Quarter Performance
•
Loan Growth:
1-1.5% growth
•
Credit Quality:
Relatively stable
•
Net Interest Margin:
Relatively stable
•
Mortgage Fees:
Slightly lower
•
Payment Fees:
Seasonally higher
•
Noninterest Expense:
Expense
increasing
vs.
2Q15
–
Core
expense
flat
* As presented on slide 23
3Q15 expense vs. 2Q15:
•
Seasonal increase in tax credit amortization:
~$15 -
$20 million
•
2Q partner reimbursement:
~$20 million
•
Elevated mortgage-related expense and
talent upgrade costs:
~$50 -
$60 million*

25 U.S. BANCORP | Agenda • Company Overview • Business Line Highlight: Payment Services • 3Q Update • Long-term Goals

U.S. BANCORP  |
Long-term Goals
Long-term Goals
•
Optimal business line mix
•
Investments generating
positive returns
•
Profitability:
ROE 16-19%
ROA 1.60-1.90%
Efficiency Ratio low 50s
•
Capital distributions:
Earnings distribution 60-80%
Current Status
•
Four simple and stable business lines
•
Mortgage, wealth management, corporate
banking, international payments, branch
technology, internet and mobile channels,
and select acquisitions
•
2014 Profitability:
ROE 14.7%
ROA 1.54%
Efficiency Ratio 53.2%
•
2014 Capital distributions:
Distributed 72% of earnings
(dividends 31%, share repurchases 41%)

27 U.S. BANCORP | Appendix

U.S. BANCORP  |
Non-GAAP Financial Measures
Line of Business Financial Performance
Taxable-equivalent basis
$ in millions
Revenue
Line of Business Financial Performance
2Q15 YTD
Wholesale Banking and Commercial Real Estate
1,447
$
Consumer and Small Business Banking
3,545
Wealth Management and Securities Services
907
Payment Services
2,553
Treasury and Corporate Support
1,496
Consolidated Company
9,948
Less Treasury and Corporate Support
1,496
Consolidated Company excluding Treasury and Corporate Support
8,452
$
Percent of Total
Wholesale Banking and Commercial Real Estate
14%
Consumer and Small Business Banking
36%
Wealth Management and Securities Services
9%
Payment Services
26%
Treasury and Corporate Support
15%
Total
100%
Percent of Total excluding Treasury and Corporate Support
Wholesale Banking and Commercial Real Estate
17%
Consumer and Small Business Banking
42%
Wealth Management and Securities Services
11%
Payment Services
30%
Total
100%

Barclays 2015 Global Financial Services Conference